ME$_2$C

Midwest Energy Emissions Corp

Reaffirming Our Position Across the U.S. Coal-Fired Power Fleet



Corporate Presentation | September 2020

Legal Disclosure

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as "anticipate, "believe," "plan," "expect," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements.

These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, risks discussed in the Company's filings with the SEC and those discussed under the caption "Risk Factors" in the Company's 2019 Form 10-K. These risks could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statement involve risks and uncertainties, including those detailed in ME_2C's filings with the Securities and Exchange Commission.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither the Company nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, the Company's potential market share, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the Company.

Disclaimer:

This presentation is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any such offer will only be made in compliance with applicable securities laws and subject to execution of definitive documents.

Corporate History & Development

ME_2C is now creating tremendous shareholder value, given our first major settlement with a leading former Defendant and the pursuit of over 40 other major power and energy investment companies

ME_2C is an Energy Technology Firm with patented technologies that are proven, necessary, critical to the industry – and fully vetted with 20 years of research, development and implementation.

- ME_2C has stable clientele, steady reoccurring cash flow, and industry-wide adoption of its patented technologies
- Starting in 2011, ME_2C established a significant presence in the mercury capture field growing to $32+M in revenue in 2016
- The technologies we introduced were eventually adopted by over 44% of the U.S. fleet, **but most of that adoption occurred outside of ME_2C – due to our competitors supplying directly to power plants who ignored our patent position**
- In 2019, after significant review and investment, we launched a broad patent litigation suit to capitalize on this adoption
- We have achieved our first major settlement, paving the way for a domino effect as we work with a large portion of the industry to convert to our supply chain *or* obtain a patent license to continue utilizing our patented process, which they depend on to maintain emissions compliance
- We have two settlement models (licensing or supply) – both having tremendous effect on the ongoing operations and long-term value of the ME2C
- The U.S. coal-fired power industry has mostly completed its restructuring and will continue to need our technologies as it maintains a vital role in the National power grid for the next decade and beyond
- **The value of the present adoption of our technologies is in the $100+M per annum range after conservative discounting – providing a huge opportunity for investor upside with our firm**

Our recurring annual revenue model and our base of operations is sound – having built and paid for the infrastructure necessary to provide service and supply in the $100M plus capacity annually

Developments in IP Lawsuit

- **In July 2019**, ME_2C filed a patent infringement suit against 40+ defendants in an effort to defend the Company's IP and protect shareholder value. Defendants in this case include utilities as well as refined coal operators
- ME_2C has engaged Caldwell Cassady & Curry P.C., an IP law firm based in Dallas, Texas, to lead the efforts to license our SEA® technologies across the USA coal fleet
- **In July 2020**, ME_2C entered into a multi-year, fleetwide license and supply agreement with one of the largest defendants and a long-term customer. With a commercial agreement reached, the customer has been dismissed from the lawsuit.
- Caldwell Cassady & Curry P.C. are actively defending our patent claims across the United States fleet, covering hundreds of coal-fired boilers, over 44% using a version of our patented process in their current operations

"This lawsuit represents the first formal legal action we have taken against infringers to enforce and protect our patented technology. We regret that this action is necessary, but the Company must defend its intellectual property and protect shareholder value."

- Richard MacPherson, ME_2C President & CEO,
Press Release, issued July 25, 2019

ME_2C's Solid Growth Position in a Stable Coal-Fired Market

Momentum in our lawsuit is growing with significant initial success and a projected annual revenue ranging between $40M and $143M for supply revenue focused on 200+ infringing boilers in operation nationwide

ME_2C is strategically situated to increase its share of the U.S. environmental control market with over 44% utilizing our patent-protected, SEA® two-part process

- Despite recent declines in the U.S. coal-fired power generation, coal remains to be part of the critical infrastructure for the U.S. electricity grid
- [1]**Coal-fired power is anticipated to remain stable through 2025,** regardless of any potential change to the political landscape, due to the unpredictable nature of alternative fuel sources
- **Federal regulations for mercury air emissions remain in strong force** and will continue through the next several years regardless of any changes to the Administration. [2]EPA's revisions to the federally-mandated Mercury & Air Toxic Standards (MATS) required that states adopt their own "best system of emission reduction" (BSER) by mid-2022
- **There is no other technology available today that is better than the SEA® process in terms of emissions capture, significant cost savings, and achieved plant improvements**

ME_2C's current position and future provides a significant investment upside

Sources: [1]https://www.iea-coal.org/webinar/the-role-of-coal-in-the-energy-trilemma/ and [2]https://www.epa.gov/sites/production/files/2019-07/documents/ace_overview_presentation_july2019.pdf

Potential Market Share of SEA® of ME_2C Technologies

*Potential Market	
Units at Power Plants Using ME_2C Technologies	200
Capacity of These Units	77,525 MW

*Based on EIA Data

- **ME_2C technologies are confirmed in use at approximately 50% of these units**
- ME_2C is confident that the remaining units are using the patented, SEA® technologies based on direct knowledge of the plant equipment and coal burned.
- These infringing units could not remain within federal and state mercury emissions regulations without the use of the patented-protected, SEA® process.


Mercury Control by US Plants
Based on Capacity (Megawatts, MW)
44%
56%
Two-Part, Patented SEA Process (ME2C)
Other Technologies

- **Coal-fired power market remains stable across the U.S. through 2025 due to federal and state regulations mandated by the EPA**
- **States must adhere to [2]"best system emissions reduction" by Spring 2022**

[2]https://www.epa.gov/sites/production/files/2019-07/documents/ace_overview_presentation_july2019.pdf

Projected Revenue Assumptions

Estimated New Business Revenue Assumptions:

- Estimated revenue calculated at 44% of estimated MWh generation minus current customers
- 70% of customers enter into supply/licensing contracts as follows:
  - 2020 5%
  - 2021 55%
  - 2022 40%
- New customer revenue is split 50/50 between license revenue and product revenue
- Product revenue is calculated at $0.40 per MWh
- License revenue is calculated at $0.11 per MWh for years 2020-2022
- Long-term litigation proceeds from approximately 30% of defendants

DISCLAIMER: The Company's potential market share, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the Company.

Value of ME_2C Mercury Control Sorbent Enhancement Technologies

Projected Recurring Revenue for ME_2C through 2025 & Beyond


$120
$100
$80
$60
$40
$20
$0
Revenue ($M)
Gross Profit ($M)
Cash Profit ($M)
$47
$23
$11
$74
$38
$22
$101
$64
$40
$103
$65
$42
$104
$65
$42
2021
2022
2023
2024
2025
[1]Growth plateaus, remains stable from 2025 through next 5-10 years

[1]U.S Energy Information Administration (EIA). *Annual Energy Outlook 2019 With Projections Through 2050*. January 2019

DISCLAIMER: The Company's potential market share, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the Company.

Potential 16X Return

Net Present Value of expected future cash flows is approximately $350M


Market Value vs Intrinsic Value
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.28
$4.22
$4.50
Market Value
Upside
Intrinsic Value


Cash Flow ($M)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$8,584
$16,906
$30,197
$31,510
2021
2022
2023
2024

Assumptions:	Discount Rate: 13%	Perpetual Growth Rate: 3%	Shares Outstanding: 77,747,750	Debt: 17,600

DISCLAIMER: The Company's potential market share, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the Company.

Capacity & Infrastructure to Support $100M Potential Annual Growth

Strategic Investments in Our Growth Completed in 2017

- Manufacturing & Distribution Centers in Corsicana and Texarkana are ***completely paid for*** by ME_2C
- Infrastructure ready to support additional supply licenses covering the United States Coal-Fired Fleet





Infrastructure Investments: Modern, Innovative Equipment



Key Takeaways & Future Opportunities

- Momentum in lawsuit taking place with significant initial success, now focused on hundreds of infringing boilers in operation nationwide
- ME_2C is strategically situated to increase its share of the U.S. environmental control market with over 44% utilizing our patent-protected, SEA® two-part process
- Robust licensing opportunities both domestically and internationally
- High growth, multi-year recurring revenue model should increase Enterprise value significantly over the next 5 years
- Deep technical expertise of senior management team with **a "paid for" infrastructure ready to deploy to meet expected supply-side growth**

Leadership Team

Richard MacPherson
President, CEO, Director

- ME_2C founder who successfully led the early development and commercialization of the firm's technologies.
- Over 25+ years in Executive Management roles across Canada and the U.S. for various industries, including communications, industrial production, and internet marketing firms.

John Pavlish
Senior VP, Chief Technology Officer

- International expert with 25+ years in mercury technology.
- Inventor of multiple patented mercury control technologies with commercial applications.
- Prior industry experience includes Energy & Environmental Research Center, Director of Center for Air and Toxic Metals, and Black & Veatch Unit Leader

Jami L. Satterthwaite, CPA
Controller

- CPA specializing in process design and implementation with a focus on accuracy and efficiency.
- Accounting system customization, consultation, and training.
- Background in research consultation and compliance for state and federal taxation.
- Experience in budget development, management, presentation, and legislative analysis
- CPA Practice Advisor 40 under 40 Honoree (2015).

James Trettel
Vice President of Operations

- Mechanical Engineer and material handling expert.
- Senior project management background with expertise in coal utilities and supply chain.

ME2C
Midwest Energy Emissions Corp

IP Litigation Team

Founded in 2013 and based in Dallas, TX, Caldwell Cassady Curry has helped clients **win more than $2 Billion** in jury verdicts and settlements, including recent wins against Apple and Microsoft.

The firm is widely recognized in both the patent and legal community.

Bradley L. Caldwell
Principal

- Principal and firm founder, a trial lawyer focusing on patent infringement and complex commercial litigation for both plaintiffs and defendants.
- Named "Texas Super Lawyer" consecutively since 2014 (less than 5% of attorneys in TX attain coveted title).
- In 2019, named a "Titan of the Plaintiffs Bar" by the publishers of *Law360* based on trial wins during the previous 12 months.
- The only Texas attorney and one of only 20 lawyers nationwide to be included in the exclusive roster of the country's best.
- Record-setting patent infringement verdicts against Apple Inc. Those jury awards of $625.6 million and $302 million were ranked as the 6th and 9th largest verdicts in the nation in 2016.
- In 2015, Smartflash LLC win recorded a $532.9 million verdict against Apple that was the year's top Texas verdict and the largest intellectual property verdict in the U.S., ranking third nationwide overall.

Justin T. Nemunaitis
Principal

- Secured multiple multimillion-dollar verdicts and successfully defend against similar high-value assertions with experience in all aspects of litigation.
- Recognized since 2016 as one of the top young lawyers in the state for his work in intellectual property cases on the annual Texas Super Lawyers Rising Stars
- Multiple successful patent infringement suits against Apple, Microsoft, Intel, Oracle, and others.

2018 U.S. Firm to Watch by the publishers of *Managing Intellectual Property* magazine, Caldwell Cassady & Curry also earned a Tier 1 metro ranking on the 2018 Best Law Firms list published by *U.S. News & World Report* and *The Best Lawyers in America*.

ME2C

Midwest Energy Emissions Corp

Corporate Office
1810 Jester Drive
Corsicana, TX 75109

Main: 614 505 6115
www.midwestemissions.com

Product Distribution Centers

1810 Jester Drive
Corsicana, TX 75109

2580 Jackson Highway
Chehalis, WA 98532

R&D Offices
Grand Forks, ND

President & CEO
Rick MacPherson
Direct: 614 505 6115 x-1005
rmacpherson@midwestemissions.com

Executive Assistant, Corporate Communications
Stacey Hyatt
Direct: 614 505 6115 x-1001
shyatt@midwestemissions.com

A Powerful Combination of Science and Engineering

ME2C
Midwest Energy Emissions Corp